OncoSec Overview
Corporate Presentation
November 2022

Risk Factors and Forward-Looking Statements

This presentation contains forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Forward-looking statements provide the Company's current beliefs, expectations and intentions regarding future events and involve risks, uncertainties (some of which are beyond the Company's control) and assumptions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "should," "will" and "would" and similar expressions (including the negative of these terms). Although we believe that expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company intends these forward-looking statements to speak only at the time they are published on or as otherwise specified and does not undertake to update or revise these statements as more information becomes available, except as required under federal securities laws and the rules and regulations of the Securities Exchange Commission ("SEC"). In particular, you should be aware that statements concerning the Company’s ability to identify unmet medical needs, continue building innovative therapeutic assets, and utilize and leverage emerging scientific breakthroughs, the Company’s expected data release and clinical trial recruitment timelines, the Company’s ability to execute on its pipeline for future value generation and consummate future strategic partnerships to maximize future opportunities, potential future combination therapies that utilize the Company’s clinical assets, the anticipated growth in the immuno-oncology market and the role of cytokine therapeutics, such as TAVO™-EP, in connection therewith, the anticipated growth in the intratumoral cancer therapy market, the Company’s potential expansion opportunities within the immuno-oncology market, the Company’s ability to secure regulatory approval for its clinical assets, and the expected future increase in melanoma incidences globally and in the United States and the corresponding growth in the melanoma therapeutics market each constitute forward-looking statements. Please refer to the risk factors and other cautionary statements provided in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2022, and any subsequent periodic and current reports filed with the SEC (each of which can be found at the SEC's website www.sec.gov), as well as other factors described from time to time in the Company's filings with the SEC.

OncoSec as a future leader of immuno-oncology therapy

Addressing unmet clinical needs by leveraging innovative intra-tumor drug delivery

Vision

- We aspire to **ignite the immune system to eradicate tumors and restore patients' lives.**

Mission

- **Provide safe and effective solutions for cancer patients** by identifying genuine unmet medical needs and developing novel, best-in-disease therapeutic approaches for each cancer.
- **Build a cutting-edge, translational research engine** to start programs with the end in mind and develop innovative, first-in-class or best-in-class therapeutic assets.
- **Harness the rapidly emerging knowledge** by capturing emerging scientific break-throughs and leveraging advanced technologies to deliver innovation with a sense of urgency.



Melanoma: Advanced | Melanoma: Neoadjuvant | Triple Negative Breast

Harnessing the immune system to eradicate cancer

ImmunoPulse® Platform

- Proprietary electroporation (EP) platform designed to elicit **tumor-directed immune cell activation** against **cutaneous and subcutaneous tumors** using intratumoral delivery of interleukin 12 (IL-12) plasmid DNA (TAVO™)
- **Bolsters checkpoint efficacy** and **overcomes resistance** with durable response

Clinical Programs

- **KEYNOTE-695**[1], a Phase 2 trial of TAVO™-EP with KEYTRUDA®; investigator-assessed ORR per RECIST v1.1 (key secondary endpoint), showed **confirmed ORR of 18.8% (95% CI: 11.7, 27.8)** exceeding pre-determined clinical significance; **BICR ORR (primary endpoint) release in 1Q23**
- **IST in neoadjuvant melanoma**[2] of TAVO™-EP with OPDIVO® showed a preoperative ORR by RECIST v1.1 in 7 of 10 patients (70%) including 4 patients with CR; at time of surgery, 6 of 9 patients (66.7%) had a pathologic CR; **patient recruitment ongoing**
- **Broad applicability across melanoma**, preliminary data in triple negative breast cancer

Investment Context

- Well positioned to **execute on pipeline for value generation** with an experienced team and scalable manufacturing
- **Strategic partnerships with global oncology leaders** (e.g., **Merck**) seek to enhance pipeline value and maximize future opportunity

[1] KN-695 press release, [2] neoadjuvant melanoma press release

BICR: Blinded Independent Central Review; CI: Confidence Interval;
CR: Complete response; IST: investigator sponsored trial;
ORR: Overall Response Rate; SITC: Society for Immunotherapy of Cancer

Investment opportunity

Differentiated Delivery Platform

ImmunoPulse® platform designed to overcome key immuno-therapy shortcomings, with improved safety, efficacy, and durability

Best-in-Class Therapeutic Potential

TAVO™-EP differentiates by mechanism of action and shows efficacy in difficult-to-treat PD-1 refractory patients

Robust Development Strategy

Management team with big pharma and biotech experience

Strategic partnerships designed to maximize pipeline value

ImmunoPulse® platform designed to address key clinical unmet needs

Illustration of electroporation (EP) process

clinical procedure requires only a few seconds per individual EP event


Injection of TAVO™
IL-12 plasmid


Insertion of OMS
device electrodes


Electroporation
~2 seconds

Total Procedure: ~30 Minutes

- Distinctive intratumoral delivery by EP applicable to **cutaneous and subcutaneous solid tumors**
- **Clinical efficacy** with abscopal effects for patients after disease progression on checkpoint modulators
- **Safe and well-tolerated** local delivery elicits immune activation directly to the tumor
- Potential for **combination therapy** to further enhance anti-tumor effects
- **Highly scalable** with low manufacturing costs

IL-12: interleukin 12; OMS: OncoSec Medical System;
TAVO™: tavokinogene telseplasmid

Positioning of OncoSec's TAVO™-EP



oncosec
IMMUNOTHERAPIES

The IO market driven by checkpoint modulators is growing rapidly

Global Market Analysis and Forecast of Immuno-Oncology Approaches



Market Value ($B)
160
140
120
100
80
60
40
20
0
$45 B
36
44
53
61
71
79
88
$143 B
CAGR 23%
2021
2022
2023
2024
2025
2026
2027
Year
Checkpoint modulators
Cancer vaccines
Cytokines
Cell therapies
Bispecific antibodies
Oncolytic viruses

- Immuno-oncology (IO) approaches have demonstrated **significant, durable** response rates in a **broad range of cancer types**
- In 2021, IO therapies captured **$45B in market value** with a **CAGR of 23%** out to 2027
- **Checkpoint modulation** is the largest and fastest growing segment valued to reach **$88B by 2027**
- KEYTRUDA® (pembrolizumab, Merck) is the current market leader; approved for ~19 indications with **~$17B sales in 2021**

> **Cytokine therapeutics** like TAVO™-EP provide a significant growth opportunity in IO market

Source: EvaluatePharma; GlobalData.
CACR: Compound Annual Growth Rate

External market research projects rapid growth of the intratumoral market

- **Several independent market reports** project the intratumoral cancer therapy market to **grow rapidly**
  - Monoclonal antibodies, vaccines, checkpoint inhibitors, cell therapies, immune system modulators, adoptive cell transfer, **cytokines**, and others (top panel)[1]
  - Intratumoral therapy is used to treat **various cancer applications** (bottom panel)[2]



Market Synopsis
CAGR 11.4%
2021
2027
Source: Renub Research
2021 Market: US$ 111.41 Billion
2027 Market: US$ 212.92 Billion
Largest Market: North America
CAGR: 11.4%
AstraZeneca
Bristol Myers Squibb
BAYER
AMGEN
Pfizer



DelveInsight Estimates a Promising Future
7MM Market Outlook, Expects Growth at a
CAGR of 43% (2018-30)
MERCK
oncosec
sirnaomics
CHECKMATE
exicure
NANOBIOTIX
Philogen
Replimune
istari
REGENERON

1.Global Intratumoral Cancer Therapy Market, Size, Forecast 2022-2027, Industry Trends, Growth, Impact of COVID-19, Company Analysis;
2. DelveInsight Intratumoral Cancer Market Report.

TAVO™-EP enables delivery of well-validated anti-tumor agent IL-12



IL-12
CD4+
CD8+
GM-CSF
Perforin
Granzyme
NK
APC
ILC
IFNγ
VEGF
MMP-9
CXCL9/10
ICAM-1
VCAM-1
Lymphoid tissue
IL-12
Tumor
stimulation
inhibition
MHCI
MHCII
TCR
ICAM-1/VCAM-1
Fas/Fasl

- IL-12 is an important pro-inflammatory cytokine that **stimulates** a broad set of **immune effector cells** to generate a **strong anti-tumor response**
- Killing of cancer cells exposes antigen presenting cells to tumor antigens and results in **activation of tumor-specific immune cells** in lymphoid tissue
- Newly activated immune effector cells provide **long-term memory** and contribute to **durable responses** by entering circulation and surveying tissues to **eradicate cancer cells**

Figure modified from Tugues et al. (2015) Cell Death and Differentiation 22, 237-246. NK: Natural Killer, ILC: Innate Lymphoid Cells, APC: Antigen Presenting Cells.

Future expansion opportunities for ONCS growth into a leading IO company

Therapeutic modalities that are applicable for intratumoral electroporation (ITEP)

- **Plasmid DNA** as backbone for ONCS pipeline, with a small portfolio of key immune regulators
- Expansion to **other chemical entities** to mitigate risks, broaden reach
- Other **approved cancer therapeutics** to leverage our ITEP approach for combination treatment

Delivery technologies for ImmunoPulse® platform of intratumoral drug delivery

- Obtain approval of **GenPulse 2.0 ITEP device** for therapeutic delivery
- Development of next generation **low voltage ITEP device(s)**
- Expansion of intratumoral drug delivery from skin to visceral lesions using **non-EP modalities**

Indications with high unmet need that best fit our ITEP modalities and delivery technologies

- **Melanoma** remains key for first approval of TAVO™-EP
- **Breast cancer** offers opportunity to expand as second malady
- **Other indications** with skin lesions, e.g., head-and-neck carcinoma, basal cell carcinoma, to grow commercial value of ImmunoPulse®

Clinical Programs



oncosec IMMUNOTHERAPIES

Melanoma: Advanced | Melanoma: Neoadjuvant | Triple Negative Breast

Sharpened focus on melanoma and upside potential in other tumor types

	Regimen	Trial	Indication	Partner	Phase 1	Phase 2	Pivotal
Key Focus	TAVO™ + Pembrolizumab	KEYNOTE-695[1]	Advanced Melanoma	MERCK[4]	*BICR data readout in 1Q23*		
Additional Programs	TAVO™ + Nivolumab	OMS-104 (IST)[2]	Neoadjuvant Operable Locally / Regionally Advanced Melanoma	MOFFITT CANCER CENTER	*recruiting*		
	TAVO™ + Pembrolizumab	KEYNOTE-890[3]	Triple Negative Breast Cancer (TNBC)	MERCK[4]	*strategic pause*		

Partnering with global oncology leaders to overcome significant clinical unmet needs and maximize pipeline value

[1] KN-695 press release, [2] neoadjuvant melanoma press release,
[3] pipeline prioritization press release [4] Supply agreement partnership.
IST: Investigator-sponsored trial.

Melanoma: Advanced | Melanoma: Neoadjuvant

TAVO™-EP is targeting the large, growing melanoma market

Major Markets[1] Incidence



250 K
200 K
150 K
100 K
50 K
0 K
CAGR 1.5%
194 K
200 K
206 K
212 K
219 K
226 K
2020
2022
2024
2026
2028
2030

- Annual melanoma incidence is expected to increase globally from **~194 K cases in 2020** to almost **~226 K cases in 2030**
- The **U.S. accounts for ~50%** of all melanoma cases during this period

Global Market Size (2021 – 2028)



$20 B
$15 B
$10 B
$5 B
$0 B
+102%
$8.1 B
$2.2 B
$2.6 B
$1.7 B
$1 B
$0.6 B
$0.5 B
$0.7 B
2021
$16.4 B
$3.5 B
$3.2 B
$1.9 B
$5.1 B
$0.3 B
$0.6 B
$0.5 B
2028
Other
DAY101
Other PD-(L)1
Relatlimab
Tafinlar
Keytruda
LN-144
Yervoy
Opdivo

- The global melanoma market is expected to **more than double** from 2021 to 2028, with **anti-PD-(L)1** therapies accounting for **~60%** of the 2021 market
- **Great need remains in the large melanoma market**, as 40 – 65% of PD-(L)1 treated patients fail to respond[2] and ~40% of responders develop resistance[3]

oncosec IMMUNOTHERAPIES

Source: EvaluatePharma; GlobalData.

[1] 8 major markets include U.S., UK, EU4, Canada, and Australia; [2] Larkin et al. (2019) NEJM 381:1535-1546. [3] Zhou et al. (2021) Front. Immunol. 12:693609.

Great unmet need remains in melanoma

Key Unmet Needs

Primary Resistance

Most patients receive PD-1 mono- or combo-therapy in the 1L, yet 40 – 65% fail to respond[1]

Secondary Resistance

Among initial PD-1 responders, ~40% acquire resistance and progress within 5 years[2]

Poor Stage IV Survival

5-year survival for Stage IV patients is only ~32%[3]

Low ORR After PD-1 Therapy

Only ~10% of patients who fail PD-1 therapy respond when switched to CTLA-4 therapy[4]

[1] Larkin et al. (2019) NEJM 381:1535-1546. [2] Zhou et al. (2021) Front. Immunol. 12:693609. [3] National Cancer Institute SEER. [4] Bowyer et al. (2016) Br J Cancer 114:1084–1089.

ORR: Objective Response Rate.

Melanoma: Advanced | Melanoma: Neoadjuvant

Immunotherapy is the preferred treatment option for advanced melanoma



BRAF Wild Type (50-60%)
BRAF Mutated (40-50%)
1L
2L
3L+
PD-1i
PD-1i + CTLA-4i
BRAFi + MEKi
PD-1i
PD-1i + CTLA-4i
CTLA-4i +/- PD-1i
T-Vec +/- CTLA-4/PD-1i
PD-1i +/- CTLA-4i
BRAFi + MEKi
Clinical trial
Chemotherapy
T-Vec
Immunotherapy
Chemo/Other
Targeted Therapy

Bluestar BioAdvisors Source: NCCN guidelines; Bluestar analysis

- Immunotherapy is the preferred therapy for MM patients regardless of BRAF status
  - Physicians prefer PD-1i +/- CTLA4i in the 1L setting; comfort with adding ipi has increased among community physicians
  - BRAFi + MEKi may be used for BRAF mutated (MT) patients with aggressive disease
- Generally, systemic therapy options not received in 1L are leveraged in the 2L setting
  - This generally means BRAFi + MEKi for BRAF MT
  - Consensus is building towards use of CTLA-4 with PD-1 in PD-1 pretreated patients who are CTLA-4 naïve
  - T-Vec is not used often but can be used post ipi + nivo among BRAF WT patients
- 3L+ treatment options are poor
  - Clinical trial enrollment is preferred over chemotherapy
  - Community oncologists had mixed awareness of T-Vec: some had heard of it but never looked into it, while others refer a couple of patients per year

"I like to use IO for 1L patients... I would estimate that I use ipi + nivo in approximately 60% of my MM patients." -Community Oncologist

Melanoma: Advanced | Melanoma: Neoadjuvant

TAVO™-EP plus pembrolizumab is seen as attractive treatment alternative

Initial Reactions and Noted Advantages of TAVO + Pembro

Initial Reaction to Product Profile



Negative
Positive

Advantages of TAVO

- Generally, stakeholders are pleased with the safety and efficacy profile exhibited by TAVO + pembrolizumab
- Oncologists hone in on the particular need for treatment options post-PD-1i and CTLA-4i
- Single arm data is viewed as sufficient for adoption in this population; randomized data would be more compelling and create higher likelihood to seek out TAVO
- Oncologists are intrigued by the potential for abscopal effect and would like to see this effect quantified
- Low systemic toxicity is a plus for TAVO + pembro, though many would like to understand better the pain and discomfort associated with EP

"These are impressive efficacy endpoints for patients who have progressed on anti PD-1 therapy."
- Academic Oncologist

"The synergy between the IL-12 and the PD-1i is great... I believe this synergy is important for any intralesional therapy."
- Academic Oncologist

"We are in desperate need of a efficacious therapy for PD-1 resistant patients; this seems like a promising drug."
- Academic Oncologist

Bluestar BioAdvisors Source: Bluestar analysis

Opportunity Assessment and Implications for Commercialization of TAVO™ + Pembrolizumab in PD-1-Resistant Melanoma in the US; Bluestar* July 2021.
CTLA-4i: anti-CTLA-4 antibodies; EP: electroporation; IL-12: interleukin 12; PD-1i: anti-PD-1 antibodies

KEYNOTE-695 trial design


T
P
CYCLE 1
CYCLE 2
CYCLE 3
CYCLE 4
...
TAVO™ + pembrolizumab
Survival Follow-up

Key eligibility criteria:	Patients with advanced melanoma and documented confirmed progression on immediate prior anti-PD-1 antibody therapy
Treatment:	TAVO™-EP Days 1, 5, 8 q6w Pembrolizumab 200 mg IV q3w
Endpoints:	Primary: ORR (BICR) Secondary: ORR (investigator), PFS, OS, DOR

***KEYNOTE-692 Cohort 1a:** last patient first treatment: Dec 2020, database lock: Oct 2022*

oncosec IMMUNOTHERAPIES

BICR – blinded independent central review, EP – electroporation, DOR – duration of response, IV – intravenous, LPI – last patient in, ORR – objective response rate, OS – overall survival, PFS – progression free survival; Q3W – every three weeks, Q6W – every six weeks.

KEYNOTE-695 Cohort 1a: RECIST v1.1 response

Efficacy Evaluable (N=101)	n (%)
Objective Response Rate (CR + PR)	***19 (18.8)***
95% Exact Binomial Confidence Interval	11.7, 27.8
Complete Response (CR)	3 (3.0)
Partial Response (PR)	16 (15.8)
Stable Disease (SD)	22 (21.8)
Progressive Disease (PD)	60 (59.4)
Durable Response Rate (CR + PR ≥24 weeks)	***16 (15.8)***
95% Exact Binomial Confidence Interval	9.3, 24.5
Disease Control Rate (CR + PR + SD)	***41 (40.6)***
95% Exact Binomial Confidence Interval	30.9, 50.8
Median Overall Survival (median follow-up period 33.4 months, N=105)	***22.7 months***
95% Exact Binomial Confidence Interval	14.4, 35.5

bold, italics – secondary endpoint (investigator assessment)

Data cutoff 31 October 2022.

KEYNOTE-695 Cohort 1a: best change in measurable tumor lesions

Efficacy evaluable subject with post-baseline target lesion assessment


Best % Change from Baseline in Total Tumor Burden
200
160
80
60
40
20
0
-20
-40
-60
-80
-100
n=99
Complete Response
Partial Response
Stable Disease
Progressive Disease
Not Evaluable

Efficacy Evaluable (all subjects)	n (%); N = 101
Objective Response Rate (CR + PR), n(%)	*19 (18.8)*
95% Exact Binomial Confidence Interval	11.7, 27.8
Best Overall Response	
Complete Response (CR), n(%)	3 (3.0)
Partial Response (PR), n(%)	16 (15.8)
Stable Disease (SD), n(%)	22 (21.8)
Progressive Disease (PD), n(%)	60 (59.4)

RECIST v1.1 BOR

oncosec IMMUNOTHERAPIES

Data cutoff 31 October 2022.

Melanoma: Advanced | Melanoma: Neoadjuvant

KEYNOTE-695 Cohort 1a: duration of response

RECIST v1.1 Responders, N = 19	
Status	**n (%)**
Event	6 (31.6)
Censored	13 (68.4)
Duration of Response	**months (95% CI)**
Q1 (95% CI)	8.3 (5.0, NE)
Median (95% CI)	NE (8.1, NE)
Q3 (95% CI)	NE (23.3, NE)
Responding Rate	**% (95% CI)**
at 6 months	87.8 (59.5, 96.8)
at 12 months	73.2 (43.0, 89.1)
at 18 months	64.1 (33.0, 83.6)



Responding Probability (%)
100
80
60
40
20
0
Overall (N=19)
+ Censored
Median (months)
NE months (95%CI, 8.3-NE)
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40
Time from First Response (Months)

Patients still at Risk:

Overall (N=19)	19	18	17	14	12	8	8	7	7	6	6	6	5	4	4	4	4	3	2	2	2

oncosec IMMUNOTHERAPIES

Data cutoff 31 October 2022.

KEYNOTE-695 Cohort 1a: overall survival (OS)

Overall Survival	N = 105
Median months (95% CI)	**22.7 (14.4, 35.5)**
Status, n (%)	
Death	61 (58.1)
Censored	44 (41.9)
OS rate (95% CI)	
at 6 months	91.4 (84.1, 95.4)
at 12 months	69.0 (59.1, 77.0)
at 18 months	54.0 (43.9, 63.1)
at 24 months	47.3 (37.1, 56.7)


Overall Survival Probability (%)
100
80
60
40
20
0
Overall (N=105)
Median (months)
22.7 months (95%CI, 14.4-35.5)
+ Censored
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54
Patients still at Risk:
Time from First Dose (Months)
Overall (N=105) 105 104 98 95 92 80 69 62 57 54 53 46 38 31 29 26 23 21 16 14 13 12 10 7 7 5 3 0

Data cutoff 31 October 2022.

KEYNOTE-695 Cohort 1a: TAVO™-EP + pembrolizumab comparison to benchmarks in post PD-1 setting

Melanoma: Advanced | Melanoma: Neoadjuvant

- **TAVO™-EP + pembrolizumab ORR[1], in patients with confirmed progression on anti-PD1 therapy, was 18.8% based on investigator-assessment**
  - Ipilimumab BICR-assessed ORR, in ipilimumab naïve patients with confirmed progression on anti-PD-1, was 8.6% (Illuminate-301 randomized Ph3 trial)
  - Ipilimumab ORR[2], in ipilimumab naïve patients with unconfirmed progression on anti-PD-1, was 21% (ESMO 2022: LBA3, NCT02278887)
  - Lag-3 + nivolumab investigator-assessed ORR, in patients with unconfirmed progression on anti-PD-1, was 8.3% (ASCO 2017 abstract #9520)
- **TAVO™-EP + pembrolizumab ORR[1], in patients with confirmed progression on anti-PD1 therapy and prior exposure to ipilimumab (anti-CTLA4 antibody), was 19.5% based on preliminary analysis of investigator-assessed**

[1] all ORR data shown are RECIST v1.1 confirmed responses, [2] RECIST v1.1 assessment method not disclosed.

ASCO: American Society for Clinical Oncology; ESMO: European Society for Medical Oncology; ORR: Overall Response Rate

Melanoma: Advanced | Melanoma: Neoadjuvant

TAVO™-EP is a well tolerated safety profile for late-stage melanoma

Company	Regimen	MOA	Dev. Stage	Safety/AEs
oncosec	TAVO™ + Pembrolizumab	IL-12 activator	Phase 2b	5.4% Grade 3 AEs, no Grade 4/5 TEAEs
IOVANCE BIOTHERAPEUTICS	Lifileucel/LN-144	Cellular Immunotherapy	Phase 2	82% Grade 3+ thrombocytopenia, 56% Grade 3+ anemia, 55% Grade 3+ febrile neutropenia[1]
Replimune	REPL-001 + Nivolumab	Oncolytic Immunotherapy	Phase 2	Grade 1/2: 29.8% chills, 28.6% pyrexia, 22.6% fatigue, 22.6% pruritis, 24.1% flu-like illness Grade 3+: 6% fatigue, 2.4% lipase increase, 2.4% rash maculo-papular, 2.4% hypotension
CHECKMATE PHARMACEUTICALS	Vidutolimod + Pembrolizumab	TLR9 agonist	Phase 1b	Grade 3 TRAE: 37.8% Grade 4 TRAE: 3.1%, including alanine aminotransferase increased, aspartate aminotransferase increased, blood creatine phosphokinase increased, hypotension, and platelet count decreased (n=1 [0.6%] each)
idera	Tilsotolimod + Ipilimumab	TLR9 agonist	Phase 3	61.1% Grade 3+ TEAEs, 37.6% immune-related TEAEs
Bristol Myers Squibb	Relatlimab + Nivolumab	LAG-3 mAb	Approved	Grade 5 AEs 0.8% (hemophagocytic lymphohistiocytosis, acute lung edema, pneumonitis) Grade 3/4 AEs 36%, decreased hemoglobin 37%, decreased lymphocytes 32%, increased AST 30%, increased ALT 26%

TAVO™-EP has demonstrated a superior safety profile to other approaches in advanced clinical stages

Source: ClinicalTrial.gov, Company Website Materials

KEYNOTE-695 Cohort 1a: conclusions

- **The observed ORR[1] of 18.8% with TAVO™-EP + pembrolizumab, in patients refractory to anti-PD-1 therapy, demonstrates that intratumoral IL-12 provides a critical immune regulatory signal that has the potential to reverse tumor resistance to prior anti-PD-1 therapy.**
- **TAVO™-EP + pembrolizumab treatment demonstrated a clinically meaningful efficacy based on current benchmarks regardless of prior anti-PD-1 and anti-CTLA-4 treatment regimens**
  - 2^0 endpoint, investigator-assessed ORR by RECIST v1.1, has been met [18.8% (95% CI 11.7,27.8), n=101].
  - in a subset of patients with prior exposure to ipilimumab (n=41), preliminary data analysis shows an ORR of 19.5% based of investigator-assessment
- **TAVO™-EP + pembrolizumab was well tolerated with a favorable safety profile**
  - No grade 4 or 5 treatment-related TEAEs. Grade 3 treatment-related TEAEs were observed in 8.6% of patients.
- **Key upcoming data readouts and next steps:**
  - 1^0 endpoint: blinded independent central review (BICR) data [1Q 2023]
  - Discussions with Regulatory Agencies regarding approval path in advanced melanoma and neoadjuvant setting; business update pending [mid-year 2023]

[1] all ORR data shown are RECIST v1.1 confirmed responses
ORR: Overall Response Rate

Experienced industry leaders with track record of success

Leadership Team



Robert H. Arch, Ph.D
President and
Chief Executive Officer



Sandra Aung, Ph.D
Senior Vice President,
Clinical Development



Bridget O'Keeffe, Ph.D
Vice President,
Clinical Development



David Canton, Ph.D
Vice President,
Research



George Chi
Chief Financial Officer



Robert J. DelAversano, CPA
Vice President
Finance



Rob Schinagl, Ph.D
Vice President,
Program & Alliance Management



Jeff Silverman
Vice President,
Product Engineering

Board of Directors

Linda Shi, M.D. Ph.D.
Chair

Robert H. Arch, Ph.D.
Director

Stephany Foster, M.B.A.
Director

Herbert Kim Lyerly, M.D.
Director

Joon Kim, JD
Director

Kevin R. Smith
Director

Chao Zhou
Director

Clinical Advisor

Alain Algazi, M.D., Prof. UCSF

oncosec IMMUNOTHERAPIES

ONCOSEC IMMUNOTHERAPIES



Thank you!